Exhibit 21
LIST OF SUBSIDIARIES OF DISCOVERY, INC.

Entity	Place of Formation
2601223 Ontario, Inc.	Canada
3D NetCo LLC	Delaware, US
7TV Joint Venture GmbH	Germany
Adventure Race Productions, Inc.	Delaware, US
Airtime Sales AB	Sweden
All Music s.r.l.	Italy
AMHI, LLC	Delaware, US
Animal Planet (Asia), L.L.C.	Delaware, US
Animal Planet (Japan) LLP	Delaware, US
Animal Planet (Latin America), L.L.C.	Delaware, US
Animal Planet North America, Inc.	Delaware, US
Animal Planet Televizyon Yayincilik Anonim Sirketi	Turkey
Animal Planet, L.L.C.	Delaware, US
Animal Planet, LP	Delaware, US
AprodO Development, LLC	Delaware, US
AprodO, LLC	Delaware, US
Avrupa Spor Televizyon Yayıncılık Anonim Şirketi	Turkey
Beacon Solutions, Inc.	Delaware, US
Big Sky Cottage, LLC	Montana, US
Cable Program Management Company, G.P.	Delaware, US
Canadian AP Ventures Company	Canada
Carnation Home, LLC	Ohio, US
Cavalier Cabin, LLC	Virginia, US
Collective Cabin, LLC	Florida, US
Comida Holdings, LLC	Delaware, US
Convex Conversion, LLC	Delaware, US
Cooking Channel, LLC	Delaware, US
CPMCO Holdings, LLC	Delaware, US
DHC Discovery, Inc.	Colorado, US
DHC Ventures, LLC	Delaware, US
DigitalO, LLC	Delaware, US

Entity	Place of Formation
Discovery (Barbados) Finance Srl	Barbados
Discovery (Barbados) Holdings 2 SRL	Barbados
Discovery (Barbados) Holdings 3 SRL	Barbados
Discovery (Barbados) Holdings SRL	Barbados
Discovery 3D Holding, Inc.	Delaware, US
Discovery Advertising Sales Taiwan Pte Ltd- Taiwan Branch	Taiwan
Discovery Advertising Sales Taiwan Pte. Ltd.	Singapore
Discovery AP Acquisition, Inc.	Delaware, US
Discovery Asia, LLC	Delaware, US
Discovery Asia, LLC, China Branch	Singapore
Discovery Channel (Mauritius) Private Limited	Mauritius
Discovery Civilization North America, Inc.	Delaware, US
Discovery Communications Argentina S.R.L.	Argentina
Discovery Communications Benelux B.V.	Netherlands
Discovery Communications Bulgaria EOOD	Bulgaria
Discovery Communications Chile Spa	Chile
Discovery Communications Colombia Ltda	Columbia
Discovery Communications Deutschland GmbH & Co KG	Germany
Discovery Communications Europe Limited	United Kingdom
Discovery Communications Europe Limited, in the Republic of Kazakhstan	Kazakhstan
Discovery Communications Holding, LLC	Delaware, US
Discovery Communications India	India
Discovery Communications Ltd., L.L.C.	Delaware, US
Discovery Communications Nordic ApS	Denmark
Discovery Communications Ukraine LLC	Ukraine
Discovery Communications Ventures, LLC	Delaware, US
Discovery Communications, LLC	Delaware, US
Discovery Content Verwaltungs GmbH	Germany
Discovery Corporate Services Limited	United Kingdom
Discovery Czech Republic S.r.o	Czech Republic
Discovery Czech Republic S.r.o, Ukraine Branch	Ukraine
Discovery Digital (Beijing) Commerical Consultancy Co., Ltd	China
Discovery doo Beograd-Stari grad	Serbia

Entity	Place of Formation
Discovery Enterprises, LLC	Delaware, US
Discovery Entertainment Services, Inc.	Delaware, US
Discovery Extreme Holdings, LLC	Delaware, US
Discovery Extreme Music Publishing, LLC	Delaware, US
Discovery Foreign Holdings, Inc.	Delaware, US
Discovery France Holdings II SAS	France
Discovery France Holdings SAS	France
Discovery Germany, L.L.C.	Delaware, US
Discovery Golf, Inc.	Delaware, US
Discovery G9 Holdings, LLC	Delaware, US
Discovery Health Channel, LLC	Delaware, US
Discovery Health North America, Inc.	Delaware, US
Discovery Health NS, ULC	Canada
Discovery Health Ventures, LLC	Delaware, US
Discovery Holding Company	Delaware, US
Discovery Hungary Media Szolgltat Kft	Hungary
Discovery Italia S.r.l.	Italy
Discovery Japan Inc.	Japan
Discovery Kids North America, Inc.	Delaware, US
Discovery Latin America Holdings, LLC	Delaware, US
Discovery Latin America Investments, LLC	Delaware, US
Discovery Latin America, L.L.C.	Delaware, US
Discovery Licensing, Inc.	Delaware, US
Discovery Lightning Investments Ltd	United Kingdom
Discovery Luxembourg 1 S.a.r.l, Irish Branch	Ireland
Discovery Luxembourg 1 S.a.r.l.	Luxembourg
Discovery Luxembourg 3 S.a.r.l, Irish Branch	Ireland
Discovery Luxembourg 3 S.a.r.l.	Luxembourg
Discovery Luxembourg 4 S.a.r.l, Irish Branch	Ireland
Discovery Luxembourg 4 S.a.r.l.	Luxembourg
Discovery Luxembourg Holdings 1 S.a.r.l.	Luxembourg
Discovery Luxembourg Holdings 2 S.a.r.l.	Luxembourg
Discovery Media Private Limited	India
Discovery Media Ventures Limited	United Kingdom

Entity	Place of Formation
Discovery Medya Hizmetleri Limited Sirketi	Turkey
Discovery Mexico Holdings, LLC	Delaware, US
Discovery Networks Asia-Pacific Pte. Ltd.	Singapore
Discovery Networks Brasil Agenciamento e Representação Ltda.	Brazil
Discovery Networks Caribbean, Inc.	Barbados
Discovery Networks Denmark ApS	Denmark
Discovery Networks Finland Oy	Finland
Discovery Networks International Holdings Limited	United Kingdom
Discovery Networks International LLC	Colorado, US
Discovery Networks Korea Limited	Korea, Republic of
Discovery Networks OOO	Russian Federation
Discovery Networks Mexico S. de R.L. de C.V.	Mexico
Discovery Networks Norge Holding AS	Norway
Discovery Networks Norway AS	Norway
Discovery Networks Sweden AB	Sweden
Discovery Networks, S.L.	Spain
Discovery New York, Inc.	Delaware, US
Discovery OWN Holdings, LLC	Delaware, US
Discovery Patent Licensing, LLC	Delaware, US
Discovery Pet Online Administration, Inc.	Delaware, US
Discovery Pet Online Services, LLC	Delaware, US
Discovery Pet Video, LLC	Delaware, US
Discovery Polska Sp. Z.o.o.	Poland
Discovery Productions Group, Inc.	Delaware, US
Discovery Productions, LLC	Delaware, US
Discovery Publishing, Inc.	Delaware, US
Discovery Realty, LLC	Delaware, US
Discovery Retail Cafes, LLC	Delaware, US
Discovery Romania S.r.l	Romania
Discovery SC Investment, Inc.	Delaware, US
Discovery Science Televizyon Yayincilik Anonim Sirketi	Turkey
Discovery Services Australia Pty Ltd	Australia
Discovery Services Hong Kong Limited	Hong Kong

Entity	Place of Formation
Discovery Services, Inc.	Delaware, US
Discovery Solar Ventures, LLC	Delaware, US
Discovery South America Holdings, LLC	Delaware, US
Discovery Studios, LLC	Delaware, US
Discovery Talent Services, LLC	Delaware, US
Discovery Television Center, LLC	Delaware, US
Discovery Televizyon Yayncilik Anonim Sirketi	Turkey
Discovery Thailand Holdings, LLC	Delaware, US
Discovery Times Channel, LLC	Delaware, US
Discovery Trademark Holding Company, Inc.	Delaware, US
Discovery TV Journalism Productions, LLC	Delaware, US
Discovery Wings, LLC	Delaware, US
Discovery World Television, Inc.	Maryland, US
Discovery, Inc.	Delaware, US
Discovery.com, LLC	Delaware, US
Discoverytravel.com, LLC	Delaware, US
DLA Holdings LLC	Delaware, US
DLG Acquisitions Limited	United Kingdom
DLG Financing 1 Limited	United Kingdom
DLG Financing 2 Limited	United Kingdom
DNAP Networks (Malaysia) Sdn. Bhd.	Malaysia
DNE Music Publishing Limited	United Kingdom
DNE Music Publishing Limited, Kazakhstan Branch	Kazakhstan
DNI Europe Holdings Limited	United Kingdom
DNI Finance 1 Limited	United Kingdom
DNI Finance 2 Limited	United Kingdom
DNI Foreign Holdings Limited	United Kingdom
DNI German Holdings I Limited	United Kingdom
DNI German Holdings II Limited	United Kingdom
DNI Global LLP	United Kingdom
DNI Global LLP, Jersey Branch	Jersey
DNI Group Holdings LLC	Delaware, US
DNI Holdings (Jersey) Limited	Jersey

Entity	Place of Formation
DNI Ireland Holdings 3 Limited	Ireland
DNI Jersey 1 Limited	Jersey
DNI Jersey 2 Limited	Jersey
DNI Jersey 3 Limited	Jersey
DNI Licensing Ltd	United Kingdom
DNI Netherlands Holdings 1 Limited	Ireland
DNI Netherlands Holdings 2 Limited	Ireland
DNI US Limited	United Kingdom
Dplay Entertainment Limited	United Kingdom
Dramatic Edge Music Publishing, LLC	Delaware, US
Dream Spirit, LLC	Washington, US
DSC Japan, L.L.C.	Delaware, US
DTHC, Inc.	Delaware, US
EL-TRADE sp. z o.o.	Poland
Enformasyon Reklamcilik ve Filmcilik Sanayi ve Ticaret A.S	Turkey
Epic Modern Music Publishing, LLC	Delaware, US
ESP Media Distribution Portugal S.A.	Portugal
Eurosport Events Limited	United Kingdom
Eurosport Media SA	Switzerland
Eurosport SAS	France
Eurosportnews Distribution Ltd	Hong Kong
Fix My Life, LLC	Delaware, US
FNLA, LLC	Delaware, US
Food Network Holdings, LLC	Delaware, US
Food Network Magazine, LLC	Delaware, US
Full Home Clear Eyes, LLC	Texas, US
GeoNova Publishing, Inc.	Delaware, US
Global Mindset Music, LLC	Delaware, US
Green Content Sp. z o.o.	Poland
Gulliver Media Holdings, LLC	Delaware, US
HGTV Magazine, LLC	Delaware, US
HowStuffWorks, LLC	Delaware, US
Hub Television Networks, LLC	Delaware, US

Entity	Place of Formation
Incentive Management Services, LLC	Delaware, US
JV Network, LLC	Delaware, US
JV Programs, L.L.C.	Delaware, US
Lex Sportel Vision Private Limited	India
Liberty Animal, Inc.	Delaware, US
Lifestyle Domain Holdings, Inc.	Delaware, US
Listening Works, LLC	Delaware, US
Liv (Latin America), LLC	Delaware, US
M Distribucion Chile Spa	Chile
Mangia Networks S.r.l.	Italy
MDTV Distribution Iberia, S.L.	Spain
Minnetonka Mansion, LLC	Minnesota, US
Motor Trend Group, LLC	Delaware, US
MyOWN.com, LLC	Delaware, US
MyOWN Production Co., LLC	Delaware, US
Network USA Incorporated	Maryland, US
Networks Holdings, Inc.	Delaware, US
NTL Radomsko sp. z o.o.	Poland
NuprodO, LLC	Delaware, US
N-Vision B.V.	Netherlands
Ocourses, LLC	Delaware, US
Ospecials, LLC	Delaware, US
OWN Affiliate Sub, LLC	Delaware, US
OWN Digital, LLC	Delaware, US
OWN LLC	Delaware, US
OWN: Oprah Winfrey Network LLC	Delaware, US
OWN Productions, LLC	Delaware, US
Patagonia Adventures, LLC	Delaware, US
Play Sports Group Limited	United Kingdom
Play Sports Network Limited	United Kingdom
Polish Television Holding B.V.	Netherlands
Polski Operator Telewizyjny sp. z o.o.	Poland
PromO Productions, LLC	Delaware, US
RealGravity Inc.	California, US

Entity	Place of Formation
Red Leaf, LLC	Vermont, US
Run-of-Shows, LLC	Delaware, US
Scripps Down Under Pty Ltd	Australia
Scripps Intermediação e Participações do Brasil Ltda.	Brazil
Scripps International Media Holdings, LLC	Delaware
Scripps Media Investments I S.a.r.l.	Luxembourg
Scripps Media Investments III S.a.r.l.	Luxembourg
Scripps Media Luxembourg S.a.r.l.	Luxembourg
Scripps Media Sdn. Bhd.	Malaysia
Scripps Networks Interactive (Asia) Pte. Ltd.	Singapore
Scripps Networks Interactive, Inc.	Ohio, US
Scripps Networks International (UK) Limited	United Kingdom
Scripps Networks International Argentina S.R.L.	Argentina
Scripps Networks Polska sp. z.o.o	Poland
Scripps Networks, LLC	Delaware, US
Series With Intent Productions, LLC	Delaware, US
Setanta Sports Asia Limited	Ireland
Shift Active Media Limited	United Kingdom
ShortyO Productions, LLC	Delaware, US
Silver Triangle Realty Trust 1999-1	Minnesota
SMI (Cayman)	Cayman Islands
Southbank Media Ltd.	United Kingdom
Spoon Media Inc.	Delaware, US
SporTV Medya Hizmetleri Anonim Sirketi	Turkey
STAVKA sp. z o.o.	Poland
Super Soul Sessions LLC	Delaware, US
Super Soul Sunday LLC	Delaware, US
Takhayal Entertainment FZ LLC	United Arab Emirates
Takhayal for Art Production JSC	Egypt
Takhayal Television FZ LLC	United Arab Emirates
TCM Parent, LLC	Delaware, US
TCM Sub, LLC	Delaware, US
Television Food Network, G.P.	Delaware, US
The Living Channel New Zealand Limited	New Zealand

Entity	Place of Formation
The Representative Office of Eurosport in the Republic of Kazakhstan	Kazakhstan
The Travel Channel, L.L.C.	Delaware, US
The Voice TV Norge AS	Norway
There's No Time Like The Crescent, LLC	South Carolina, US
TIVIEN sp. z o.o.	Poland
Travel Channel India Private Limited	India
Travel Daily News, Inc.	Delaware, US
TVN Digital S.A.	Poland
TVN Media sp. z o.o.	Poland
TVN S.A.	Poland
UKTV Media Holdings Limited	United Kingdom
UKTV Media Limited	United Kingdom
Ulysses U.K. Inc.	Delaware, US
Urban Retreat, LLC	Delaware, US
Value Proposition Publishing, LLC	Delaware, US
Wasu Discovery Consulting (HangZhou) Co. Ltd	China
Where Are They Now LLC	Delaware, US